CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (Parenthetical) - USD ($)	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Non-advertising, amortization of deferred revenues related to the license to Leju	$ 113,400,000	$ 106,700,000
Change in unrealized gain, tax	0	0	$ 0
Reclassification adjustment for net gain included in net income, tax	0	0	0
Leju
Non-advertising, amortization of deferred revenues related to the license to Leju	$ 10,435,000	$ 10,435,000	$ 10,435,000